UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2011

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NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Manitoba Avenue – Suite 200 Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (952) 476-9800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 4.01 – Changes in Registrant’s Certifying Accountant

(a)
On April 26, 2011, the Audit Committee of our Board of Directors dismissed Mantyla McReynolds LLC (“MMR”) as our company’s independent registered public accounting firm, effective upon MMR’s completion of the required review of our financial statements for the interim period ended March 31, 2011.

Neither of MMR’s reports on the financial statements of the company for the fiscal years ended December 31, 2009 or December 31, 2010 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principle, except for a statement regarding our company’s election to change its method of accounting for accrued drilling costs in 2009, which appeared in MMR’s report dated March 8, 2010 with respect to our balance sheet as of December 31, 2009 and the related statements of operations, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2009.

During the fiscal years ended December 31, 2009 and 2010 and through April 26, 2011, there were no disagreements with MMR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to MMR’s satisfaction, would have caused MMR to make reference to the subject matter in connection with its reports on our financial statements for such periods.  During the same periods, there was no reportable event of the type set forth in Item 304(a)(1)(v) of Regulation S-K.

We have provided MMR with a copy of this disclosure and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter from MMR is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)
On April 26, 2011, the Audit Committee of our Board of Directors approved the engagement of Deloitte & Touche LLP as our company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  Deloitte & Touche LLP will perform the required reviews of our financial statements for the interim periods ending after March 31, 2011.

During the fiscal years ended December 31, 2009 and 2010 and through April 26, 2011, our company has not consulted with Deloitte & Touche LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from Mantyla McReynolds LLC dated April 28, 2011
99.1	Press Release dated April 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2011	NORTHERN OIL AND GAS, INC. By/s/ Michael L. Reger Michael L. Reger, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Title of Document	Method of Filing
16.1	Letter from Mantyla McReynolds LLC dated April 28, 2011	Filed Electronically
99.1	Press Release dated April 28, 2011	Filed Electronically